EXHIBIT 4.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 16, 2006, by and among GlobalSCAPE, Inc., a Delaware corporation (the “Company”), and the purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1.                                 Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(g).

“Blackout Period” shall have the meaning set forth in Section 6(f).

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Commission” means the Securities and Exchange Commission.

“Company Shares” means the shares of Common Stock issued by the Company to the Purchasers pursuant to the Purchase Agreement other than the Warrant Shares.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Filing Date” means, with respect to the Registration Statement required hereunder, the 30th calendar day following the issuance of the Securities pursuant to the Purchase Agreement.

“Free Writing Prospectus” means a free writing prospectus as defined in Rule 405 under the Securities Act.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.

“Losses” shall have the meaning set forth in Section 5(a).

“Permitted Free Writing Prospectus” shall have the meaning set forth in Section 6(d).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in a Registration Statement as supplemented by any and all prospectus supplements and as amended by any and all amendments including post-effective amendments, and including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of (i) the Shares, (ii) the Warrant Shares and (iii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement or Prospectus, including post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Effective Date” shall have the meaning set forth in Section 2(a).

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

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“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Selling Stockholder Shares” means the shares of Common Stock set forth opposite the name of each Selling Stockholder on Schedule I to the Purchase Agreement.

 “Shares” means the Company Shares and the Selling Stockholder Shares.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2.                                 Registration.

(a)                                  On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities by such other means of distribution of Registrable Securities as the Holders owning a majority of the Registrable Securities may specify in writing.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the Registration Statement shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders owning a majority of the Registrable Securities) the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act on or prior to the earlier of (i) the 90th calendar day following the Closing Date (the 120th calendar day in the event of a full review by the Commission; provided that, if the Company has filed the Registration Statement by the Filing Date and the Commission has not completed it review and declared the Registration Statement effective on or prior to February 13, 2006, then the time period for being effective shall be extended to the 150th calendar day) and (ii) the 10th business day after the Commission advises the Company that the Registration Statement will not be reviewed or the Commission has no further comments on the Registration Statement (the “Required Effective Date”).  The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the two year anniversary of the date that the Registration Statement is declared effective by the Commission, (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and (iii) otherwise transferred to Persons who may trade such securities without restriction or limitation under the Securities Act (the “Effectiveness

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Period”).  The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day.  The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission.  The Company shall, on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a 424(b) prospectus with the Commission.  The Prospectus shall be filed no later than 9:30 am Eastern Time on the Trading Day after the Effective Date.

(b)                                 If: (i) a Registration Statement is not filed on or prior to its Filing Date; or (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Required Effective Date or (iii) after the Required Effective Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 30 consecutive calendar days but no more than an aggregate of 60 calendar days during any 12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (ii) the date on which such Event occurs or for purposes of clause (iii) the date on which such 30 or 60 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date until the applicable Event is cured, the Company shall pay to each Holder an amount in cash as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Company Shares and Warrant Shares then held by such Holder; provided, that such liquidated damages shall not exceed 12% of the aggregate purchase price paid by all Holders pursuant to the Purchase Agreement for such shares.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.  For purposes of clarity, the partial liquidated damages amount shall be calculated solely based on the purchase price paid by such Holder pursuant to the Purchase Agreement for any Company Shares and Warrant Shares then held by such Holder and shall in no way take into account the purchase price paid by Holder pursuant to the Purchase Agreement for any Selling Stockholder Shares then held by such Holder.

3.                                 Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)                                  Not less than five (5) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (including documents incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be

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necessary, in the reasonable opinion of respective legal counsel to allow the Holders to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of such documents.  Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than five (5) Trading Days prior to the Filing Date.

(b)                                 (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible, (a) provide the Holders with notice in writing that correspondence relating to a Registration Statement has been received from or sent to the Commission and (b) upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)                                  Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than two (2) Trading Days prior to such filing): (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders who so requests provided such requesting Holders agree to keep such information confidential until it is publicly disclosed and to waive Section 4.5 of the Purchase Agreement with respect thereto); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose known to the Company; (iv) of the receipt by the Company of any notification with respect to the suspension of the

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qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such Holder of Registrable Securities agrees to keep such information confidential until it is publicly disclosed and to waive Section 4.5 of the Purchase Agreement with respect thereto).

(d)                                 Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)                                  To the extent requested by any such Holder, furnish to such Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f)                                    Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities; provided, however, that the Company shall have no such obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by the Company.  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g)                                 If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the NASD Regulation, Inc. Corporate Financing Department (“NASDR”) pursuant to NASD Rule 2710(b)(10)(A)(i), (ii) respond within five (5) Trading Days to any comments received from NASDR in connection therewith, and (iii) pay the filing fee required in connection therewith.

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(h)                                 Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)                                     If requested by any Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(j)                                     Subject to the last sentence of this Section 3(j), upon the occurrence of any event set forth in Section 6(f)(iii) or (iv), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, during a Blackout Period if either (i) any action by the Company pursuant to this Section 3(j) would violate applicable law or (ii) (A) an event occurs and is continuing as a result of which a Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company’s good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) (1) the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (2) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed in any relevant jurisdiction.

(k)                                  Comply in all material respects with all applicable rules and regulations of the Commission and use its commercially reasonable efforts to cause all Registrable Securities to be listed on a Trading Market.

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(l)                                     If requested by Holders, in the event of an underwritten offering of the Registrable Securities by the Holders, the Company shall furnish to the Holders (i) on the date of the effectiveness of the Registration Statement, a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders, and (ii) on the date that Registrable Securities are delivered to the underwriters for sale in any such registration, an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holders.  Notwithstanding anything herein to the contrary, no Holder shall be designated as an “underwriter” by the Company in any Registration Statement without the consent of such Holder.  The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and disposition control over the Shares.

(m)                               In connection with the due diligence efforts of any Holder who is or is to be identified as an “underwriter,” the Company shall make available for inspection during business hours and upon reasonable advance request by (i) any Holder, (ii) counsel for such Holder and (iii) one firm of accountants or other agents retained by such Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to a Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge or any Holder is a party.  Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and such Holder) shall be deemed to limit such Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(n)                                 The Company shall not permit any officer, director, underwriter, broker or any other person acting on behalf of the Company to use any Free Writing Prospectus in connection with the Registration Statement covering Registrable Securities, without the prior written consent of the Holders which consent shall not be unreasonably withheld or

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delayed.  Any consent to the use of a Free Writing Prospectus included in an underwriting agreement to which the Holders are parties shall be deemed to satisfy the requirement for such consent.

4.                                 Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or underwriting discounts or commissions, or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.                                 Indemnification

(a)                                  Indemnification by the Company.  The Company shall, and hereby does notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, members, partners, and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, members, partners, and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, (collectively, “Losses”), as incurred, to the extent arising out of or relating to, any untrue or alleged untrue statement of a material fact contained or incorporated by reference in a

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Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or Issuer Free Writing Prospectus or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, but only to the extent, that (i) such untrue statements or omissions were not based upon information regarding such Holder furnished in writing to the Company by such Holder, (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii) — (vi), the use by such Holder of an outdated or defective Prospectus or Issuer Free Writing Prospectus where the Company has failed to notify such Holder in writing that the Prospectus or Issuer Free Writing Prospectus is outdated or defective or (iii) any use of a Registration Statement during any Blackout Period.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)                                 Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or Issuer Free Writing Prospectus or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement, Prospectus or Issuer Free Writing Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder, (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus or Issuer Free Writing Prospectus after the Company has notified such Holder in writing that the Prospectus or Issuer Free Writing Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(g) or (3) any use of a Registration Statement during any Blackout Period.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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(c)                                  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.  The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid promptly to the Indemnified Party, as incurred, but no later than ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

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The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(d)                                 Contribution.  If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.  The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 5, and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 5 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.  The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 5, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public

12

policy as a defense to a claim under this Section 5 and further agree not to attempt to assert any such defense.

6.                                 Miscellaneous

(a)                                  Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                                 No Piggyback on Registrations.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities and the securities listed on Schedule 6(b) attached hereto without the consent of the Holders then holding a majority of the Registrable Securities.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company prior to filing the Registration Statement.  The Company shall not file any other registration statements except any registration statement on Form S-4 or S-8 until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

(c)                                  Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d)                                 Free Writing Prospectuses.  Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of Common Stock without the prior written consent of the Company and, in connection with any underwritten offering, the underwriters.  Any such Free Writing Prospectus consented to by the Company and the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(e)                                  Lock-up.  During the 12 month period following the Closing, the Company may deliver to the Purchasers the request of the managing underwriter of a registered public offering of equity securities of the Company, all of which relates to securities to be sold on a primary basis by the Company (the “Offering”), that the

13

Purchasers refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by the Purchasers for a specified period of time during the Offering.  The Purchasers agree to consider such request upon its receipt from the Company.

(f)                                    Suspension of Trading.  At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer of the Company and signed by an officer of the Company notifying the Holders of:

(i)                                     the issuance (or threat of issuance) by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose or that any Registration Statement has otherwise ceased to be effective;

(ii)                                  the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities including therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(iii)                               the discovery or happening of any event that requires the making of any changes in any Registration Statement or any Prospectus so that, as of such date, the statements therein do not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (which advice shall be accompanied by an instruction to suspend the use of such Prospectus until the requisite changes have been made); and

(iv)                              the Company’s reasonable determination that the post-effective amendment to any Registration Statement would be appropriate.

Immediately after the transmission of a Suspension Certificate by the Company, the Company may, in its sole discretion, require such Holders of Registrable Securities to refrain from selling or otherwise transferring or disposing of any Registrable Securities or other Company securities then held by such Holders for a specified period of time that is customary under the circumstances (not to exceed 30 days consecutively and 60 days in any 12-month period) (a “Blackout Period”).  Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities or other securities of the Company on only three (3) occasions during each twelve (12) consecutive month period that the Registration Statement remains effective.  The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 6(f).

(g)                                 Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue

14

disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(h)                                 Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered subject to customary underwriter cutbacks; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(h) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(i)                                     Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and a majority of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(j)                                     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(k)                                  Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations

15

hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(l)                                     No Inconsistent Agreements.  Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that conflicts with the provisions hereof.

(m)                               Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(n)                                 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(o)                                 Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(p)                                 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(q)                                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(r)                                    Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect

16

and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

*************************

17

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GLOBALSCAPE, INC.

By:	/s/ Thomas W. Brown
Name: Thomas W. Brown
Title: Chariman

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Holder:	/s/ Joshua Silverman

Name of Authorized Signatory:	Joshua Silverman

Title of Authorized Signatory:	Authorized Signatory

[SIGNATURE PAGES CONTINUE]

A-1

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Emancipation Capital Master Ltd.

Signature of Authorized Signatory of Holder:	/s/ Charles Frumberg

Name of Authorized Signatory:	Charles Frumberg

Title of Authorized Signatory:	Managing Member

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Zeke, L.P.

Signature of Authorized Signatory of Holder:	/s/ Edward N. Antoian

Name of Authorized Signatory:	Edward N. Antoian

Title of Authorized Signatory:	Zeke, LP - General Partner

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	SF Capital Partners Ltd.

Signature of Authorized Signatory of Holder:	/s/ Brian H. Davidson

Name of Authorized Signatory:	Briand H. Davidson

Title of Authorized Signatory:	Managing Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Dolphin Offshore Partners, L.P.

Signature of Authorized Signatory of Holder:	/s/ Peter E. Salas

Name of Authorized Signatory:	Peter E. Salas

Title of Authorized Signatory:	General Partner

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Nite Capital LP

Signature of Authorized Signatory of Holder:	/s/ Keith A. Goodman

Name of Authorized Signatory:	Keith A. Goodman

Title of Authorized Signatory:	Managing of the General Partner

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Enable Opportunity Partners, L.P.

Signature of Authorized Signatory of Holder:	/s/ Adam Epstein

Name of Authorized Signatory:	Adam Epstein

Title of Authorized Signatory:	Principal

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Enable Growth Partners, L.P.

Signature of Authorized Signatory of Holder:	/s/ Adam Epstein

Name of Authorized Signatory:	Adam Epstein

Title of Authorized Signatory:	Principal

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO GLOBALSCAPE, INC.

REGISTRATION RIGHTS AGREEMENT]

Name of Holder:	Pierce Diversified Strategy Master Fund, LLC Ena

Signature of Authorized Signatory of Holder:	/s/ Adam Epstein

Name of Authorized Signatory:	Adam Epstein

Title of Authorized Signatory:	Principal

[SIGNATURE PAGES CONTINUE]

ANNEX A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•   ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•   block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•   purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•   an exchange distribution in accordance with the rules of the applicable exchange;

•   privately negotiated transactions;

•   short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

•   through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•   broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share; and

•   a combination of any such methods of sale.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of any warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

ANNEX B

Name of Selling Stockholder

GLOBALSCAPE, INC.

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

SENT ON:  [             ], 2006

PLEASE RETURN BY:  [             ], 2006

This Questionnaire is being furnished to all selling stockholders of GlobalSCAPE, Inc., a Delaware corporation (the “Company”), and relates to certain information required to be disclosed in the registration statement (the “Registration Statement”) being prepared on behalf of you and the Company for filing with the United States Securities and Exchange Commission (the “SEC”).

Selling stockholders of the Company may be personally liable under the federal securities laws of the United States if the Registration Statement contains any statement which is false or misleading as to any material fact or omits to state any material fact necessary in order to make the statements therein not false or misleading.

Your careful completion of this Questionnaire will help ensure that the Registration Statement will be complete and accurate.  Careful consideration of the instructions and definitions contained in the endnotes to various items is essential to an understanding of the questions.

PLEASE PROVIDE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate.  Please complete, sign, and fax one copy of this Questionnaire NO LATER THAN [             ], 2006 to:

[                                    ]

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire.  However, it is your responsibility to inform us of any changes that may occur to your situation between the date you complete the Questionnaire and the effective date of the Registration Statement.  If there is any situation about which you have any doubt, please give relevant facts so that the information may be reviewed.

QUESTIONNAIRE

STOCK OWNERSHIP

Item 1.  Beneficial Ownership.

a.             Deemed Beneficial Ownership.  Please state the amount of securities of the Company you own as of [             ], 2006, assuming the exercise of warrants for shares of Common Stock. (If none, please so state in each case.)

Amount Beneficially Owned(1)	Number of Shares of Common Stock Owned (on an as-converted basis, as applicable)

Total Shares:

Of such shares:
Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Please state the number of shares owned by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”(1):

Total Shares:

Of such shares:
Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Shares which you will have a right to acquire before [date 60 days from expected filing date], through the exercise of options, warrants or otherwise:

Shares of Common Stock you intend to offer for sale pursuant to the Registration Statement:

Shares of Common Stock that you will hold after the offering for sale of Common Stock that is the subject of the Registration Statement:

Do you have any present plans to exercise options or otherwise acquire, dispose of or transfer shares of Common Stock (on an as-converted basis) of the Company between the date you complete this Questionnaire and [date 60 days from expected filing date]?

Answer:

If so, please describe.

b.             Pledged Securities.  If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c.             Disclaimer of Beneficial Ownership.  Do you wish to disclaim beneficial ownership(1) of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)(1) of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Item 2.  Major Shareholders.  Please state below the names of persons or groups known by you to own beneficially(1) more than 5% of the Company’s Common Stock.

Answer:

Item 3.  Change of Control.  Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4.  Relationship with the Company.  Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Name	Nature of Relationship

Item 5.  Correct Name.  Please confirm that your name or your organization’s name, as it appears on the signature page to this Questionnaire, is exactly as it should appear in the “Principal and Selling Stockholder” section of the Registration Statement:

☐ Yes, this name is correct.

☐ No, the correct name should be:

SIGNATURE

If at any time any of the information set forth in my responses to this Questionnaire has changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, I agree immediately to furnish to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information.  Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

I understand that the information that I am furnishing to you herein will be used by the Company in the preparation of its Registration Statement on Form S-1 and hereby consent to the inclusion of such information in the Registration Statement.

Name of Stockholder:

Date: , 2006	Signature:

Print Name:

Title (if applicable):

Address:

Street

	City	State	Zip Code

Telephone Number

Facsimile Number

ENDNOTE

1.                     Beneficial Ownership.  You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security.  You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty (60) days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares.  Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you.  In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even through you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities. Please note, however, that shares in which you have an economic interest but over which you have no voting or investment control (for example, shares in a trust of which you are the beneficiary but not the trustee) are not deemed beneficially owned by you for the purposes of this questionnaire.